================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 OCTOBER 6, 2004
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
               -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                    000-27115               77-0364943
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE          (IRS EMPLOYER
        INCORPORATION)                  NUMBER)           IDENTIFICATION NUMBER)



                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
         --------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

         The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          On October 6, 2004, PCTEL, Inc. issued a press release reporting estimated revenue for its third fiscal quarter ended September 30, 2004 and revising its guidance for its fourth fiscal quarter and year ending December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         The following exhibit is furnished herewith:

         99.1 Press Release, dated October 6, 2004, of PCTEL, Inc. reporting estimated revenue for its third fiscal quarter ended September 30, 2004 and revising its guidance for its fourth fiscal quarter and year ending December 31, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2004

                                     PCTEL, INC.


                                     By: /s/ John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1 Press Release, dated October 6, 2004, of PCTEL, Inc. reporting estimated revenue for its third fiscal quarter ended September 30, 2004 and revising its guidance for its fourth fiscal quarter and year ending December 31, 2004